                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                         0-21352                    31-1177192
 (STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
  ORGANIZATION)
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                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The disclosure contained in Item 5.02 of this Form 8-K is incorporated herein by reference.

     The form of Restricted Stock Award Agreement used by Applied Innovation Inc. (the "Company") under its 2001 Stock Incentive Plan is attached hereto as
Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective February 6, 2006, the Company's Board of Directors appointed William L. Pollack as the Company's President and Chief Operating Officer. Prior to joining the Company, Mr. Pollack, age 54, served as a Senior Marketing Management Consultant to Cisco Systems, Inc., a leading supplier of networking equipment and network management for the Internet, from March 2005 to February 2006. Mr. Pollack also served as a Marketing Management Consultant to Cisco Systems from September 2002 to November 2003. Amid his service with Cisco Systems, Mr. Pollack served as Chief Operating Officer of Ipswitch, Inc., a developer of FTP servers, network management, and messaging software, from November 2003 to February 2005. Prior to his service with Cisco Systems and Ipswitch, Mr. Pollack served as Vice President and General Manager, Marketing, Software Planning, and Program Management for Telcordia Technologies, Inc., a developer of software and network services for IP, wireline, mobility, and cable networks, from 1995 to August 2002.

     On February 6, 2006, the Company and Mr. Pollack entered into an employment agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference (the "Employment Agreement"). The material terms of Mr. Pollack's Employment Agreement are provided as follows:

     - The Employment Agreement with Mr. Pollack is "at will" and, therefore, does not have a stated term.

     - It is contemplated that Mr. Pollack will be elected as Chief Executive Officer of the Company upon the accomplishment of objectives to be agreed upon by Mr. Pollack and the Company.

     - Mr. Pollack will receive a minimum annual base salary of $275,000, plus any increases in base compensation as may be authorized from time to time by the Board of Directors.

     - Mr. Pollack was granted options to purchase 300,000 shares of the Company's common stock under the Company's 2001 Stock Incentive Plan (the "Plan") and a restricted stock grant of 25,000 shares under the Plan, vesting 5,000 shares on each of the following events: (i) Mr. Pollack's election as Chief Executive Officer of the Company; (ii) achievement of short-term performance goals during the first six months of Mr. Pollack's employment; (iii) achievement of the Company's 2006 financial plan, both top and bottom lines; (iv) achievement of the Company's 2007 financial plan, both top and bottom lines; and (v) achievement of the Company's 2008 financial plan, both top and bottom lines, unless sooner terminated in accordance with the Plan upon termination of Mr. Pollack's employment prior to vesting.

     - The Employment Agreement also provides for Mr. Pollack's participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the Employment Agreement. Mr. Pollack will also receive a relocation package as described in the Employment Agreement.

     - In the event of termination of Mr. Pollack's employment (i) by reason of death or disability (as defined in the Employment Agreement); (ii) by the Company for cause (as defined in the Employment Agreement); or
          (iii) by Mr. Pollack for any reason, the Company shall provide payment to Mr. Pollack of the earned but unpaid portion of his base salary through the termination date.

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     -    In the event of termination of Mr. Pollack's employment by the Company without cause after he has been elected Chief Executive Officer of the Company, the Company will pay to Mr. Pollack (i) the earned but unpaid portion of his base salary through the termination date and (ii) his base salary for an additional 6 months.

     - In the event of a change in control (as defined in the Employment Agreement) of the Company, and a subsequent termination of Mr. Pollack's employment with the Company within the 13-month period following such change in control either (i) by the Company for any reason other than for cause (as defined in the Employment Agreement) or (ii) by Mr. Pollack for good reason (as defined in the Employment Agreement), then the Company must pay the earned but unpaid portion of his base salary, plus credit for any fringe benefit (as defined in the Employment Agreement) to which he is entitled, plus one times current annual compensation (as defined in the Employment Agreement). In addition, vesting of all of Mr. Pollack's outstanding stock options and restricted stock awards shall be accelerated by 24 months plus an additional 12 months for each full year after he has been employed by the Company, and thereafter shall be exercisable in accordance with such governing stock option or restricted stock agreements and plans.

     - The Employment Agreement with Mr. Pollack also contains non-competition and non-solicitation covenants. The non-competition covenant, as described in the Employment Agreement, only becomes effective upon Mr. Pollack's election as Chief Executive Officer of the Company. The non-competition (when effective) and the non-solicitation covenants remain effective for a period of 12 months following termination of employment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

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
Exhibit No.   Description
-----------   -----------
10.1          Form of Restricted Stock Award Agreement under 2001
              Stock Incentive Plan.

10.2          Employment Agreement between the Company and William
              Pollack.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED INNOVATION INC.


Date: February 9, 2006                  By: /s/ William H. Largent
                                            ------------------------------------
                                            William H. Largent,
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
10.1          Form of Restricted Stock Award Agreement under 2001 Stock
              Incentive Plan.

10.2          Employment Agreement between the Company and William Pollack.
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